SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2005

INFINITY PROPERTY AND CASUALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2204 Lakeshore Drive, Birmingham, Alabama	35209

(Address of principal executive offices)	(Zip Code)

(205) 870-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 9, 2005, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits.

99     Press release dated February 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

Date: February 9, 2005	By:	/s/ SAMUEL J. SIMON

	Name:	Samuel J. Simon
	Title:	Senior Vice President, General Counsel and Secretary